Exhibit 99.1

Shareholder Relations NEWS RELEASE
288 Union Street,
Rockland, MA 02370

Contacts:

Jeffrey Tengel
President and
Chief Executive Officer
(781) 982-6660

Mark J. Ruggiero
Chief Financial Officer
(781) 982-6281

FOR IMMEDIATE RELEASE

INDEPENDENT BANK CORP.
ANNOUNCES 4% INCREASE IN QUARTERLY DIVIDEND

Rockland, MA (March 20, 2025) - The Board of Directors of Independent Bank Corp. (Nasdaq Global Select Market: INDB), parent of Rockland Trust Company, today announced a $0.59 per share dividend, representing a $0.02 increase from the prior quarter. The dividend will be payable on April 7, 2025, to stockholders of record as of the close of business on March 31, 2025.

“We are pleased to announce a 4% increase in our annual dividend, reaffirming our commitment to generating long term, sustainable levels of return on capital to our shareholders,” stated Jeffrey Tengel, Chief Executive Officer of Independent Bank Corp.

ABOUT INDEPENDENT BANK CORP.

    Independent Bank Corp. (NASDAQ Global Select Market: INDB) is the holding company for Rockland Trust Company, a full-service commercial bank headquartered in Massachusetts. With retail branches in Eastern Massachusetts and Worcester County as well as commercial banking and investment management offices in Massachusetts and Rhode Island, Rockland Trust offers a wide range of banking, investment, and insurance services to individuals, families, and businesses. The Bank also offers a full suite of mobile, online, and telephone banking services. Rockland Trust is an FDIC member and an Equal Housing Lender.

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the business of the Company. These statements may be identified by such forward-looking terminology as “expect,” “achieve,” “plan,” “believe,” “future,” “positioned,” “continued,” “will,” “would,” “potential,” or similar statements or variations of such terms. Actual results may differ from those contemplated by these forward-looking statements.

Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to:

•adverse economic conditions in the regional and local economies within the New England region and the Company’s market area;
•events impacting the financial services industry, including high profile bank failures, and any resulting decreased confidence in banks among depositors, investors, and other counterparties, as well as competition for deposits, significant disruption, volatility and depressed valuations of equity and other securities of banks in the capital markets;
•the effects to the Company of an increasingly competitive labor market, including the possibility that the Company will have to devote significant resources to attract and retain qualified personnel;
•the instability or volatility in financial markets and unfavorable domestic or global general economic, political or business conditions, whether caused by geopolitical concerns, including the Russia/Ukraine conflict, the conflict in Israel and surrounding areas and the possible expansion of such conflicts, political and policy uncertainties associated with the new U.S. presidential administration, changes in U.S. and international trade policies, or other factors, and the potential impact of such factors on the Company and its customers, including the potential for decreases in deposits and loan demand, unanticipated loan delinquencies, loss of collateral and decreased service revenues;
•unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on the Company’s local economies or the Company's business caused by adverse weather conditions and natural disasters, changes in climate, public health crises or other external events and any actions taken by governmental authorities in response to any such events;
•adverse changes or volatility in the local real estate market;
•changes in interest rates and any resulting impact on interest earning assets and/or interest bearing liabilities, the level of voluntary prepayments on loans and the receipt of payments on mortgage-backed securities, decreased loan demand or increased difficulty in the ability of borrowers to repay variable rate loans;
•failure to consummate or a delay in consummating the acquisition of Enterprise, including as a result of any failure to obtain the necessary regulatory approvals, to obtain Enterprise shareholder approval or to satisfy any of the other conditions to the proposed transaction on a timely basis or at all;
•risks related to the company’s pending acquisition of Enterprise and acquisitions generally, including disruption to current plans and operations; difficulties in customer and employee retention; fees, expenses and charges related to these transactions being significantly higher than anticipated; unforeseen integration issues or impairment of goodwill and/or other intangibles; and the Company’s inability to achieve expected revenues, cost savings, synergies, and other benefits at levels or within the timeframes originally anticipated;
•the effect of laws, regulations, new requirements or expectations, or additional regulatory oversight in the highly regulated financial services industry, including as a result of intensified regulatory scrutiny in the aftermath of regional bank failures and the resulting need to invest in technology to meet heightened regulatory expectations, increased costs of compliance or required adjustments to strategy;
•changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System;
•higher than expected tax expense, including as a result of failure to comply with general tax laws and changes in tax laws;
•increased competition in the Company’s market areas, including competition that could impact deposit gathering, retention of deposits and the cost of deposits, increased competition due to the demand for innovative products and service offerings, and competition from non-depository institutions which may be subject to fewer regulatory constraints and lower cost structures;
•a deterioration in the conditions of the securities markets;
•a deterioration of the credit rating for U.S. long-term sovereign debt or uncertainties surrounding the federal budget;
•inability to adapt to changes in information technology, including changes to industry accepted delivery models driven by a migration to the internet as a means of service delivery, including any inability to effectively implement new technology-driven products, such as artificial intelligence;
•electronic or other fraudulent activity within the financial services industry, especially in the commercial banking sector;
•adverse changes in consumer spending and savings habits;
•the effect of laws and regulations regarding the financial services industry, including the need to invest in technology to meet heightened regulatory expectations or introduction of new requirements or expectations resulting in increased costs of compliance or required adjustments to strategy;
•changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) generally applicable to the Company’s business and the associated costs of such changes;
•the Company’s potential judgments, claims, damages, penalties, fines and reputational damage resulting from pending or future litigation and regulatory and government actions;
•changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters;
•operational risks related to the Company and its customers’ reliance on information technology; cyber threats, attacks, intrusions, and fraud; and outages or other issues impacting the Company or its third party service providers which could lead to interruptions or disruptions of the Company’s operating systems, including systems that are customer facing, and adversely impact the Company’s business; and
•any unexpected material adverse changes in the Company’s operations or earnings.

The Company wishes to caution readers not to place undue reliance on any forward-looking statements as the Company’s business and its forward-looking statements involve substantial known and unknown risks and uncertainties described in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q (“Risk Factors”). Except as required by law, the Company disclaims any intent or obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise. Any public statements or disclosures by the Company following this release which modify or impact any of the forward-looking statements contained in this release will be deemed to modify or supersede such statements in this release. In addition to the information set forth in this press release, you should carefully consider the Risk Factors.

Category: Dividends Releases